TERMINATION AGREEMENT

This Termination Agreement (this "Termination") is dated and effective as of the 4th day of December, 2007, by and among ORIX Venture Finance LLC, a Delaware limited liability company ("Agent"), Boo Koo Beverages, Inc., a Texas corporation ("Borrower"), and ORIX Finance Corp., as lender (the "Lender").

RECITALS

WHEREAS, Borrower, Agent, and Lender are parties to that certain Credit Agreement, dated as of September 23, 2005, by and among Borrower, Agent, and Lender (as amended, restated or modified to date and from time to time, the "Credit Agreement"; all capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.); and

WHEREAS, the parties have agreed to terminate the Credit Agreement, the outstanding Revolving Note, and all related Collateral Documents, as of the date hereof;

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Termination of Credit Agreement, Notes, and Collateral Documents.

(a) Effective as of the date hereof, the Credit Agreement, all Notes including the Second Amended and Restated Revolving Note dated as of May 3, 2007, and the Collateral Documents are hereby terminated and shall be of no further force and effect without the necessity of any further action on the part of any of the undersigned.

(b) This Agreement will confirm that (i) all liabilities, obligations and indebtedness owing by Borrower to Agent, Collateral Agent and Lender have been satisfied in full and the liens and security interest of the undersigned in any and all of the property of Borrower have been released and terminated and (ii) Agent, Collateral Agent and Lender have agreed to waive Borrower's obligation to, and hereby confirm that Borrower shall no longer have any existing or future obligation to, pay any Termination Fee, Commitment Fee, Monitoring Fee, Unused Line Fee or and costs or expenses as defined term in the Credit Agreement. Each of Agent, Collateral Agent and Lender represents that it has no other credit arrangements with, loans outstanding to, guaranties by, or interests or liens against Borrower or Borrower's personal or real property.

(c) Each of Agent, Collateral Agent and Lender hereby authorizes Borrower and any of its designees to file Uniform Commercial Code termination statements, such other termination statements, releases and other agreements in connection with the Agent's, Collateral Agent's and Lender's release and termination of its liens and security interests in the property of Borrower. Notwithstanding the foregoing, at the written request of the Borrower, the Collateral Agent will execute and deliver to the Borrower Uniform Commercial Code termination statements and such other releases, discharges and other agreements and supporting documents, in form and substance reasonably satisfactory to the Borrower, as may be reasonably requested and provided by the Borrower to evidence as of record the release of security interests and liens hereunder.

2. Miscellaneous Provisions.

(a) **Severability**. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

(b) **Successors and Assigns**. This Agreement is binding upon and shall inure to the benefit of Agent, the Lender and Borrower and their respective successors and assigns.

(c) **Counterparts**. This Agreement may be executed in one or more counterparts, including by fax and other electronic means, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

(d) **Headings**. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

(e) GOVERNING LAW AND JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW); PROVIDED THAT THE AGENT AND THE LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY STATE COURT LOCATED IN NEW YORK COUNTY, NEW YORK OR UNITED STATES FEDERAL COURT LOCATED WITHIN THE SOUTHERN DISTRICT OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT AND PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.

(f) FINAL AGREEMENT. THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS, AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AGREEMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NOT UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AGREEMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE BORROWER, AGENT AND THE LENDER.

(g) RELEASE. EACH PARTY HERETO HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE OTHER PARTIES HERETO, OR ANY OF THEIR PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH SUCH PARTY MAY NOW OR HEREAFTER HAVE AGAINST THE OTHER PARTIES HERETO, OR ANY OF THEIR PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "OBLIGATIONS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT.

(h) WAIVER OF JURY TRIAL. THE BORROWER, THE LENDER AND THE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE BORROWER, THE LENDER AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

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EXECUTED as of the 4th day of December, 2007.

"THE BORROWER"

BOO KOO BEVERAGES, INC.,
a Texas corporation

By: ______________________
Name: Stephen C. Ruffini
Title: Chief Operating Officer and
Chief Financial Officer

"AGENT"

ORIX VENTURE FINANCE LLC,
as Agent

By: ______________________
Name: Christopher L. Smith
Title: Authorized Representative

"LENDER"

ORIX FINANCE CORP.,
as Lender

By: ______________________
Name: Christopher L. Smith
Title: Managing Director